Templeton Emerging Markets
Fund, Inc.

700 Central Avenue
St. Petersburg,
Florida 33701-3628

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                                        TLEMF A96 10/96
                                   [GRAPHIC]

TEMPLETON
EMERGING
MARKETS
FUND, INC.

Annual Report
August 31, 1996

                           [FRANKLIN TEMPLETON LOGO]

TEMPLETON EMERGING
MARKETS FUND

[PHOTO OF J. MARK MOBIUS]

J. Mark Mobius, Ph.D.
President
Templeton Emerging
Markets Fund

Dr. Mobius has been living overseas since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of the business practices and customs that are unique to developing nations. Together with his team of Templeton analysts, Dr. Mobius currently oversees more than $9 billion in emerging markets investments for the Templeton Group of Funds.

YOUR FUND'S OBJECTIVE:

The Templeton Emerging Markets Fund seeks long-term capital appreciation by investing primarily in emerging country equity securities.

October 15, 1996
Dear Shareholder:

We are pleased to bring you the annual report of the Templeton Emerging Markets Fund, which covers the fiscal year ended August 31, 1996. During this period, equities in emerging markets regained favor among many investors due to a combination of record-high U.S. equity prices, increased demand for products of third world countries, and the belief that developing markets had recovered from the effects of the Mexico peso devaluation and debt crises of 1994/95.

The most significant gains were made in Latin America. For example, measured in U.S. dollars, Mexico's Bolsa Index provided a total return of 9.49% during the fiscal year, and Argentina's Merval Index returned 12.30%. These markets produced such

TEMPLETON EMERGING MARKETS FUND

Geographic Distribution on 8/31/96
Based on Total Net Assets

Asian Stocks                                            50.5%
Latin American Stocks                                   25.2%
European Stocks                                         16.1%
Middle Eastern & African Stocks                          0.7%
Short-Term Obligations & Other Net Assets                7.5%

positive returns partly because of the large losses they suffered during the previous year, and partly due to the increased share of international investments that Latin American markets attracted this year. Equity markets in Eastern Europe also performed relatively well. The re-election of Russia's President Yeltsin was followed by an influx of foreign money and propelled prices sharply higher on the Russian equity markets, while successful privatization programs encouraged foreign investment in Hungary and Poland.

Of course, the recovery in emerging market equity prices this year has not been without problems. In Argentina, stock prices fell sharply following the firing of Finance Minister Cavallo, the author of Argentina's successful economic revival plan. In Asia, Indonesian equity markets performed poorly due to political and social unrest, markets in Malaysia and Thailand under-performed their Latin American counterparts because of concerns about economic instability and excessively fast growth, and Indian stocks declined in an atmosphere of generally bearish sentiment.

Within this environment, the Fund provided a one-year total return of 7.45% in market-price terms, as discussed in the Performance Summary on page 5. In terms of net asset value, the Fund's return was 8.69%.

At the end of the fiscal year, 92.5% of the Fund's total net assets were invested in equities, with the remaining 7.5% in cash and other liquid assets. These assets were allocated among 27 emerging markets, with the largest percentage of our holdings in Hong Kong (14.9%) and Brazil (12.8%). Regionally, the largest portion was invested in Asia (50.5%), where we found the largest number of bargain stocks, followed by Latin America (25.2%) and Europe (16.1%).

In our opinion, strong world economic growth and the adoption of prudent macroeconomic management policies in many emerging market countries could lead to higher earnings for companies in those countries. We believe that, with the continued liberalization of markets and privatization of assets, increased earnings should translate into solid returns on equity investments in many emerging market countries.

   TEMPLETON EMERGING MARKETS FUND
   Top Ten Holdings on 8/31/96
   Based on Total Net Assets

                                                                      % of Total
   Company, Industry, Country                                         Net Assets
--------------------------------------------------------------------------------
   Cheung Kong Holdings Ltd.
   Multi-Industry, Hong Kong                                                4.5%
--------------------------------------------------------------------------------
   Philippine National Bank
   Banking, Philippines                                                     3.8%
--------------------------------------------------------------------------------
   Philippine Long Distance Telephone Co.
   Telecommunications, Philippines                                          3.8%
--------------------------------------------------------------------------------
   Banco Comercial Portugues SA
   Banking, Portugal                                                        3.3%
--------------------------------------------------------------------------------
   Ergo Bank SA
   Banking, Greece                                                          2.8%
--------------------------------------------------------------------------------
   Antofagasta Holdings PLC
   Metals & Mining, Chile                                                   2.7%
--------------------------------------------------------------------------------
   Oriental Holdings BHD
   Automobiles, Malaysia                                                    2.7%
--------------------------------------------------------------------------------
   Alpha Credit Bank
   Banking, Greece                                                          2.7%
--------------------------------------------------------------------------------
   Eletrobras-Centrais Eletricas Brasileiras SA, B
   Utilities, Electrical & Gas, Brazil                                      2.6%
--------------------------------------------------------------------------------
   Telmex-Telefonos de Mexico SA;
   Telecommunications, Mexico                                               2.4%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 10 of this report.

   TEMPLETON EMERGING MARKETS FUND
   Top 10 Countries Represented in the Fund on 8/31/96
   As a Percentage of Total Net Assets

                                                                      % of Total
   Country                                                            Net Assets
--------------------------------------------------------------------------------
   Hong Kong                                                               14.9%
--------------------------------------------------------------------------------
   Brazil                                                                  12.8%
--------------------------------------------------------------------------------
   Greece                                                                   9.0%
--------------------------------------------------------------------------------
   Philippines                                                              8.3%
--------------------------------------------------------------------------------
   Turkey                                                                   7.8%
--------------------------------------------------------------------------------
   Malaysia                                                                 7.4%
--------------------------------------------------------------------------------
   Portugal                                                                 6.1%
--------------------------------------------------------------------------------
   Mexico                                                                   5.7%
--------------------------------------------------------------------------------
   Indonesia                                                                4.5%
--------------------------------------------------------------------------------
   Singapore                                                                3.1%
--------------------------------------------------------------------------------

Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as market and currency volatility. Developing markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. In fact, the Hong Kong market has increased 535% in the last 15 years, but has suffered six declines of more than 20% during that time. (1)

1. Source: Bloomberg. Based on quarterly percentage change over 15 years ended June 30, 1996.

This discussion reflects the strategies we employed for the Fund during the past fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

We thank you for your participation in the Templeton Emerging Markets Fund and welcome your comments and suggestions.

 On April 16, 1996, the Fund's Board of Directors adopted a non-fundamental policy permitting investment in Russian securities up to 5% of its total assets. Russian securities involve additional significant risks, including political and social uncertainty (for example, regional conflicts and risk of war), currency exchange rate volatility, pervasiveness of corruption and crime in the Russian economic system, delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody.

PERFORMANCE SUMMARY

In market-price terms, the Templeton Emerging Markets Fund produced a total return of 7.45% for the one-year period ended August 31, 1996. Based on the change in actual net asset value (in contrast to market price), the Fund delivered a total return of 8.69% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table to the right, based on the change in market price, the Fund delivered a cumulative total return of 459.31% for the period from its inception on February 26, 1987 through August 31, 1996.

During the reporting period, the Fund's closing price on the New York Stock Exchange (NYSE) decreased by $1.25, from $19.625 on August 31, 1995, to $18.375 on August 31, 1996, while the net asset value decreased by 97 cents ($0.97), from $18.23 to $17.26.

Shareholders received combined distributions totaling $2.425 per share, including long-term capital gains of $2.145, short-term capital gains of 1.5 cents ($0.015) and dividend income totaling 26.5 cents ($0.265) per share. Distributions will vary, however, depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.


TEMPLETON EMERGING MARKETS FUND
Periods Ended 8/31/96

                                                                       Since
                                                                       Inception
                                                 One-Year   Five-Year  (2/26/87)
Cumulative Total Return (1)
  Based on change in

  net asset value                                8.69%      121.01%      456.06%
  Based on change in
  market price                                   7.45%      119.09%      459.31%

Average Annual Total Return (2)
  Based on change in
  net asset value                                8.69%       17.18%       19.75%

  Based on change in
  market price                                   7.45%       16.98%       19.83%

1. Cumulative total returns show the change in value of an investment over the periods indicated.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividend and capital gains distributions, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan.

THE FOLLOWING LETTER WAS WRITTEN BY DR. MOBIUS AFTER A TRIP TO PORTUGAL IN MAY, 1996.

When I first visited Portugal in 1988, it was still shaking off the cobwebs of many years of dictatorship and military rule. Today, however, Portuguese cities and villages are vibrant with activity, modern retail distribution networks are growing, and there is a wide selection of consumer goods in shops.

Prior to my visit, the country had gone through two political elections, one for parliament in October 1995, and one for the presidency in January 1996. The Socialist Party won both elections, but fell short of obtaining an absolute majority in Parliament by four seats. However, it is clear that the Portuguese economy is being more affected by other European developments than by its own domestic, political and economic considerations. Most Portuguese politicians want the country to participate in the European Monetary Union (EMU) so that the country can share a common currency with the rest of Europe. They are, therefore, committed to meeting the Maastricht Agreement criteria concerning inflation and interest rates, and are determined to override any issues that might sidetrack Portugal from monetary convergence with members of the EMU.

During the last ten years, Portugal's economy has grown more rapidly than the economies of many developed countries, which has fueled the rapid expansion of the Portuguese stock market. In 1985, there were only 24 listed companies on the Portuguese stock exchange, and by 1995 that number had increased to 169. When we began our trip in May, most emerging markets were bullish, and Portugal was no exception. In fact, the Lisbon BVL General Index had risen about 15% between January 1996 and May 1996.

In our opinion, two factors favor the continued expansion of Portugal's stock market. First, the government is planning to step up its privatization program appreciably. The proposed expansion includes cement, tobacco, petroleum, shipping, mining, agriculture companies, and banks. Secondly, corporate restructuring, which has cut costs and improved corporate earnings in recent years, is likely to continue. In

[MAP PORTUGAL WITH LISBON HIGHLIGHTED]

recent years, consolidation in the banking sector, probably the largest sector of Portugal's stock market, has resulted in some significant savings in banks' operating costs. Banco Portugues Sotto Mayor and Banco Totta & Acores merged with Mundial Confianca, an insurance company, while Banco Portuguese do Atlantico was purchased by Banco Comercial Portugues. However, corporate restructuring in Portugal can be expensive due to the high cost of dismissing workers. Usually if a company fires a worker, it must pay him one month's wages for every year of employment.

Mergers have also transformed the communications sector of the Portuguese stock market. Since the combination of three government-owned or -controlled telecommunication companies into one single organization -- Portugal Telecom -- the rate of installations has accelerated and the long waiting list for telephone lines has declined. The new company has the exclusive right to operate fixed lines until the year 2003 and expects that traffic will rise as inter-urban and international call tariffs fall.

An interesting transformation is also taking place in Portuguese retailing. During the last decade, large retail organizations took over many traditional retail outlets, and supermarket sales now represent over 30% of the total retail market. However, supermarket operators are being hampered by government regulations designed to protect small retailers who were gradually being squeezed out by large supermarkets. Since 1994, stores larger than 2,000 square meters were required to have national licenses that, according to one supermarket operator, were difficult to obtain. His company solved this problem by dividing its large shopping centers into separate units of less than 2,000 square meters. For example, each complex has separate stores for hard goods, furniture, and textiles. They are all run as a single store, but from a legal and tax point of view they are separate.

As you can see in the table on page 3, Portugal was number seven of the ten top countries represented in the Fund. The corporate restructuring it is presently experiencing bodes well for Portugal's economic development, and as a result of what I saw during my trip, I believe that investing in Portuguese companies now should provide the Fund's shareholders with attractive benefits in the future.*

Sincerely,

/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Templeton Emerging Markets Fund, Inc.

*This letter reflects the strategies employed for the Fund during the past fiscal year and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                                                                    YEAR ENDED AUGUST 31
                                                                    ---------------------------------------------------
                                                                    1996        1995        1994        1993        1992
                                                                  --------    --------    --------    --------    --------
Net asset value, beginning of year                                $  18.23    $  22.77    $  17.94    $  18.74    $  18.16
                                                                  --------    ---------   --------    --------    --------
Income from investment operations:
   Net investment income                                               .25         .23         .10         .29         .41
   Net realized and unrealized gain (loss)                            1.20       (1.62)       5.87        4.93        4.21
                                                                  --------    ---------   --------    --------    --------
Total from investment operations                                      1.45       (1.39)       5.97        5.22        4.62
                                                                  --------    ---------   --------    --------    --------
Distributions:
   Dividends from net investment income                               (.26)       (.10)       (.29)       (.39)       (.08)
   Distributions from net realized gains                             (2.16)      (3.05)       (.85)      (5.63)      (3.96)
                                                                  --------    ---------   --------    --------    --------
Total distributions                                                  (2.42)      (3.15)      (1.14)      (6.02)      (4.04)
                                                                  --------    ---------   --------    --------    --------
Change in net asset value                                             (.97)      (4.54)       4.83        (.80)        .58
                                                                  --------    ---------   --------    --------    --------
Net asset value, end of year                                      $  17.26    $  18.23    $  22.77    $  17.94    $  18.74
                                                                  ========    =========   ========    ========    ========
TOTAL RETURN
Based on market value per share                                      7.45%    (16.94)%      26.11%      44.30%      34.90%
Based on net asset value per share                                   8.69%     (8.53)%      33.39%      34.30%      24.09%
RATIOS /SUPPLEMENTAL DATA
Net assets, end of year (000)                                     $283,678    $294,962    $363,760    $285,407    $243,261
Ratio of expenses to average net assets                              1.71%       1.73%       1.78%       1.84%       1.91%
Ratio of net investment income to average net assets                 1.51%       1.28%        .46%       2.07%       2.34%
Portfolio turnover rate                                              8.83%      27.58%       6.50%      21.55%      53.45%
Average commission rate paid (per share)                          $  .0008

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS: 92.5%
       ---------------------------------------------------------------------------------------------------------------------
ARGENTINA: 2.6%
     Astra Cia Argentina de Petroleo SA                 Energy Sources                            154,902       $    221,636
   * Atanor Cia Nacional Para la Industria Quimica
        SA, D                                           Chemicals                                  57,964             86,996
     Banco de Galicia y Buenos Aires SA, B              Banking                                   335,430          1,745,231
     Capex SA, A                                        Utilities Electrical & Gas                 12,400             92,185
     Central Costanera SA, B                            Utilities Electrical & Gas                 35,884            110,586
   * Ciadea SA                                          Automobiles                                66,733            297,131
     Ipako Industrias Petroquimicas Argentinas SA, B    Chemicals                                 176,191            572,947
     Molinos Rio de Plata SA, B                         Food & Household Products                  71,957            216,714
     Perez Companc SA, B                                Energy Sources                            168,888            966,590
     Quilmes Industrial SA                              Beverages & Tobacco                        10,000            100,000
   * Sevel Argentina SA, C                              Automobiles                                     0                  1
   * Sociedad Comercial del Plata Cadelplata Come       Multi-Industry                            912,370          2,063,132
     YPF Sociedad Anonima, ADR                          Energy Sources                             39,000            823,875
                                                                                                                ------------
                                                                                                                   7,297,024
       ---------------------------------------------------------------------------------------------------------------------
BRAZIL: 12.8%
     Banco Bradesco SA                                  Banking                               212,011,201          1,522,784
     Banco Bradesco SA, PN.                             Banking                               206,511,555          1,747,429
   * Banco do Brasil SA                                 Banking                                   693,000              6,682
   * Banco do Brasil SA, wts., A                        Banking                                 4,388,600              8,204
   * Banco do Brasil SA, wts., B                        Banking                                 6,507,900             12,358
   * Banco do Brasil SA, wts., C                        Banking                                10,846,500             20,384
   * Banco do Brazil SA, PN.                            Banking                                21,000,000            206,622
   * Banespa-Banco do Estado de Sao Paulo SA, PN.       Banking                               172,796,000            527,050
     Cemig-Cia Energetica de Minas Gerais, PN.          Utilities Electrical & Gas            122,441,093          3,686,424
   * Cia Mesbla SA, PN.                                 Merchandising                           6,825,690             33,579
     Copene-Petroquimica do Nordeste SA, A, PN.         Chemicals                               5,861,800          2,497,328
     Duratex SA, PN.                                    Forest Products & Paper                 8,887,800            345,333
     Eletrobras-Centrais Eletricas Brasileiras SA, B,
        PN.                                             Utilities Electrical & Gas             26,820,977          7,362,673
     Itausa-Investimentos Itau SA, PN.                  Multi-Industry                          7,947,346          6,568,378
   * Mannesmann SA                                      Machinery & Engineering                    31,968              4,529
   * Mannesmann SA, PN.                                 Machinery & Engineering                 2,085,844            289,373
     Petrobras-Petroleo Brasileiro SA, PN.              Energy Sources                         51,584,966          6,166,747
     Telebras-Telecomunicacoes Brasileiras SA           Telecommunications                     83,151,950          5,030,760
     Telerj-Telecomunicacoes do Rio de Janeiro SA,
        PN.                                             Telecommunications                          7,585                813
     Unibanco-Uniao de Bancos Brasileiros SA, PN.       Banking                                14,446,936            369,578
                                                                                                                ------------
                                                                                                                  36,407,028
       ---------------------------------------------------------------------------------------------------------------------
CHILE: 2.7%
     Antofagasta Holdings PLC                           Metals & Mining                         1,585,000          7,795,204
       ---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
CHINA: 1.0%
     China Southern Glass Co. Ltd., B                   Building Materials & Components           726,700       $    291,338
     Chiwan Wharf Holdings Ltd., B                      Transportation                          1,122,000            507,856
     Foshan Electrical and Lighting Co. Ltd., B         Appliances & Household Durables           400,000            387,973
     Shandong Huaneng Power                             Utilities Electrical & Gas                 24,000            225,000
     Shanghai Chlor-Alkali Chemical Co. Ltd., B         Chemicals                               1,088,000            243,712
   * Shanghai Erfangji Textile Machinery Co. Ltd., B    Machinery & Engineering                   333,960             35,400
   * Shanghai Industrial Sewing Machine Corp.           Machinery & Engineering                   190,000             24,130
   * Shanghai Jin Jiang Tower Co. Ltd., B               Leisure & Tourism                         630,300            143,708
     Shanghai Jinqiao Export Processing Zone
        Development, B                                  Real Estate                               108,000             41,040
     Shanghai Lian Hua Fibre Corp., B                   Textiles & Apparel                         73,560              8,459
     Shanghai Lujiaxui Finance & Trade Zn Dev Stock
        Co Ltd., B                                      Real Estate                               100,000             92,200
   * Shanghai Steel Tube Co. Ltd., B                    Machinery & Engineering                   499,400             64,922
   * Shanghai Tyre & Rubber Co. Ltd., B                 Industrial Components                     649,000            162,250
   * Shanghai Vacuum Electron Devices Co. Ltd., B       Appliances & Household Durables         1,035,760            147,078
   * Shanghai Yaohua Pilkington Glass, B                Building Materials & Components           251,250            125,625
   * Shenzhen Gintian Industry Co. Ltd., B              Multi-Industry                             77,760             21,822
     Shenzhen Properties & Resources Develop. (Group)
        Ltd., B                                         Real Estate                               508,200            155,105
     Shenzhen Vanke Co. Ltd., B                         Real Estate                               110,000             53,346
     Zhuhai Sez Lizhu Pharmaceutical Group Inc., B      Health & Personal Care                    250,000             88,910
                                                                                                                ------------
                                                                                                                   2,819,874
       ---------------------------------------------------------------------------------------------------------------------
COLOMBIA: 0.1%
     Compania Suramericana de Seguros                   Insurance                                  12,000            201,584
       ---------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC: 0.1%
   * CEZ, GDR                                           Utilities Electrical & Gas                  2,000             79,250
   * CEZ, GDS, 144A                                     Utilities Electrical & Gas                  4,000            158,500
                                                                                                                ------------
                                                                                                                     237,750
       ---------------------------------------------------------------------------------------------------------------------
GREECE: 9.0%
     Alpha Credit Bank                                  Banking                                   130,160          7,603,150
     Delta Dairy SA, PN.                                Food & Household Products                   5,676             47,194
     Elais Oleaginous Co.                               Food & Household Products                  28,290            877,607
     Ergo Bank SA                                       Banking                                   134,800          8,010,737
     Fourlis Brothers Corp. SA                          Appliances & Household Durables           133,820          1,694,424
     Hellas Can-Container Manufacturers                 Metals & Mining                            12,000            252,733
     Hellenic Bottling Co., SA                          Food & Household Products                  43,572          1,513,517
     Hellenic Telecommunications Organizations OTE      Telecommunications                          8,000            136,580
     Intracom SA, reg.                                  Electrical & Electronics                    6,000            157,008

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
GREECE (cont.)
     National Bank of Greece SA                         Banking                                    11,940       $    726,187
     Titan Cement Co., reg.                             Building Materials & Components            91,996          4,651,636
                                                                                                                ------------
                                                                                                                  25,670,773
       ---------------------------------------------------------------------------------------------------------------------
HONG KONG: 14.9%
     Cheung Kong Holdings Ltd.                          Multi-Industry                          1,838,000         12,895,118
     Cross Harbour Tunnel Co. Ltd.                      Transportation                             12,000             26,305
     Dairy Farm Int'l Holdings Ltd., 6.50%, conv.,
        PN.                                             Merchandising                              29,000             21,025
     Dairy Farm International Holdings Ltd.             Merchandising                             273,178            215,811
     Hang Lung Development Co. Ltd.                     Real Estate                             3,179,000          6,002,380
     Hongkong Electric Holdings Ltd.                    Utilities Electrical & Gas                171,000            510,844
     Hopewell Holdings Ltd.                             Construction & Housing                  2,491,553          1,329,150
     HSBC Holdings PLC                                  Banking                                   340,022          5,870,409
     Jardine International Motor Holdings Ltd.          Automobiles                               404,000            525,082
     Jardine Matheson Holdings Ltd. (Singapore)         Multi-Industry                             31,212            196,636
     Jardine Strategic Holdings Ltd. (Singapore)        Multi-Industry                            242,500            776,000
   * Jardine Strategic Holdings Ltd., wts., expire
        5/02/98                                         Multi-Industry                             12,500              3,437
     K Wah International Holdings Ltd.                  Building Materials & Components         2,264,003            471,393
   * K Wah International Holdings Ltd., wts., expire
        12/01/97                                        Building Materials & Components           214,379              9,288
   * Lai Sun Development Co. Ltd., wts., expire
        03/23/99                                        Real Estate                                10,000                854
     Lai Sun Garment International Ltd.                 Multi-Industry                             97,000            124,817
     New World Development Co. Ltd.                     Real Estate                             1,119,010          5,426,819
     Stelux International Holdings Ltd.                 Multi-Industry                            585,133            121,075
     Sun Hung Kai Properties Ltd.                       Real Estate                               582,000          5,682,638
     Swire Pacific Ltd., B                              Multi-Industry                            460,000            642,483
     Tian An China Investments Co. Ltd.                 Real Estate                             6,201,000            665,610
     Wheelock & Co. Ltd.                                Multi-Industry                            342,000            689,971
   * Yaohan Hongkong Corp. Ltd.                         Merchandising                           3,244,000            144,737
                                                                                                                ------------
                                                                                                                  42,351,882
       ---------------------------------------------------------------------------------------------------------------------
HUNGARY: 0.3%
   * Fotex First Hungarian-American Photo-Service       Multi-Industry                            973,000            728,804
   * Ibusz                                              Leisure & Tourism                             800              3,995
   * Ibusz, new                                         Leisure & Tourism                             266              1,224
                                                                                                                ------------
                                                                                                                     734,023
       ---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
INDIA: 1.4%
     ATV Project India Ltd.                             Machinery & Engineering                   200,000       $     45,722
     Bharat Petroleum Corp., Ltd.                       Energy Sources                             92,000            718,710
     Bombay Dyeing & Manufacturing Co. Ltd.             Chemicals                                  41,000            193,787
     Bses Ltd.                                          Utilities Electrical & Gas                 46,650            257,458
     Cochin Refineries Ltd.                             Energy Sources                             17,850             70,098
     DCW Ltd.                                           Chemicals                                  12,500             11,395
     Essar Shipping Ltd.                                Transportation                             59,250             31,245
     Garden Silk Mills Ltd.                             Textiles & Apparel                         85,700             43,872
     Grasim Industries Ltd Ord INR10                    Multi-Industry                             17,000            210,891
     Gujarat Narmada Valley Fertilizers Co. Ltd.        Chemicals                                  36,600             35,163
     Hindustan Petroleum Corp. Ltd.                     Energy Sources                             12,000            117,980
     Indian Petrochemicals Corp. Ltd.                   Chemicals                                  63,500            237,346
     Indian Rayon and Industries Ltd.                   Multi-Industry                             18,500            196,806
     Indo Gulf Fertilisers & Chemicals Corp. Ltd.       Chemicals                                  55,000             60,168
     Industrial Credit & Investment Corp. of India
        Ltd.                                            Financial Services                        439,600            937,156
     Reliance Industries Ltd.                           Chemicals                                  52,000            307,770
     Steel Authority of India Ltd.                      Metals & Mining                           100,000             77,139
     Tata Chemicals Ltd.                                Chemicals                                  34,000            200,042
     Tata Iron & Steel Co. Ltd.                         Metals & Mining                            17,000             93,226
     Videocon International Ltd.                        Appliances & Household Durables            90,000            147,686
                                                                                                                ------------
                                                                                                                   3,993,660
       ---------------------------------------------------------------------------------------------------------------------
INDONESIA: 4.5%
     PT Anwar Sierad, fgn.                              Food & Household Products                 211,500            171,584
     PT Astra International, fgn.                       Multi-Industry                             41,100             53,525
     PT Barito Pacific Timber, fgn.                     Forest Products & Paper                 5,521,500          3,418,520
     PT Charoen Pokphand Indonesia, fgn.                Food & Household Products                 500,000            661,827
     PT Dharmala Intiland, fgn.                         Real Estate                               360,000            380,444
     PT Duta Anggada Realty, fgn.                       Real Estate                                34,000             29,761
     PT Duta Pertiwi Nusantara                          Chemicals                                 409,750            148,714
     PT Eratex Djaja, fgn.                              Textiles & Apparel                        283,000             87,607
     PT Gadjah Tunggal, fgn.                            Automobiles                                83,000             35,440
     PT Intan Wijaya Chemical Industry, fgn.            Chemicals                                 526,000            247,054
     PT Japfa Comfeed Indonesia, fgn.                   Food & Household Products                 539,000            310,696
     PT Metrodata Electronic, fgn.                      Electrical & Electronics                  347,000            374,114
     PT Panasia Indosyntec, fgn.                        Textiles & Apparel                      2,668,400            683,621
     PT Polysindo Eka Perkasa, fgn.                     Textiles & Apparel                      9,996,500          5,122,032
     PT Pudjiadi Prestige Ltd., fgn.                    Real Estate                               632,100            472,321
     PT Sinar Mas Multi Artha, fgn.                     Financial Services                        354,050            347,701
     PT Sumalindo Lestari Jaya, fgn.                    Forest Products & Paper                   123,000            105,038
                                                                                                                ------------
                                                                                                                  12,649,999
       ---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
ISRAEL: 0.2%
     Clal Industries Ltd.                               Multi-Industry                             57,000       $    245,956
     Discount Investment Corp.                          Multi-Industry                              6,000            360,073
     The First International Bank of Israel             Banking                                       977            111,551
                                                                                                                ------------
                                                                                                                     717,580
       ---------------------------------------------------------------------------------------------------------------------
KOREA (SOUTH): 1.2%
   * Central Banking Corp.                              Financial Services                          3,856             68,248
     Dae Duck Electronics Co. Ltd.                      Electrical & Electronics                    4,120            188,587
     Daegu Bank Co. Ltd.                                Banking                                    52,613            776,046
     Daehan Synthetic Fiber Co. Ltd.                    Textiles & Apparel                          2,410            226,512
     Dongkuk Steel Mill Co. Ltd.                        Metals & Mining                             3,000             60,055
     Hae In Corp. Ltd.                                  Merchandising                               1,531             93,439
     Hankook Cosmetics Co. Ltd.                         Health & Personal Care                      8,700            244,248
     Korea Kumho Petrochemical                          Chemicals                                   5,000             44,187
     Kyung Dong Boiler Co. Ltd.                         Energy Equipment & Services                 8,154            254,797
     Saehan Precision Co. Ltd.                          Electrical & Electronics                    8,400            297,345
   * Saehan Precision Co. Ltd., new                     Electrical & Electronics                    3,188             96,117
     Ssangyong Oil Refining Co. Ltd.                    Energy Equipment & Services                34,000            784,376
   * Tong Yang Investment and Finance Co. Ltd.          Financial Services                          8,333            127,144
     Yuhwa                                              Textiles & Apparel                          3,580            194,458
                                                                                                                ------------
                                                                                                                   3,455,559
       ---------------------------------------------------------------------------------------------------------------------
MALAYSIA: 7.4%
     Aokam Perdana Bhd.                                 Multi-Industry                             61,000             93,948
     Berjaya Singer Bhd.                                Appliances & Household Durables            80,000             77,006
     Boustead Holdings Bhd., fgn.                       Food & Household Products                  54,000            112,622
     Federal Flour Mills Bhd.                           Food & Household Products                 974,998          2,424,493
     Hong Leong Industries Bhd.                         Multi-Industry                             18,000             83,022
     Malayawata Steel Bhd., fgn.                        Metals & Mining                           738,000          1,326,050
     Malaysian International Shipping Corp. Bhd.,
        fgn.                                            Transportation                          1,930,666          5,884,996
     Oriental Holdings Bhd.                             Automobiles                               960,200          7,740,753
     Perlis Plantations Bhd.                            Multi-Industry                            783,599          2,749,965
     Perlis Plantations Bhd., fgn.                      Multi-Industry                             78,750            276,366
     Renong Bhd.                                        Multi-Industry                             67,000             97,814
   * Renong Bhd., wts.                                  Multi-Industry                              8,375              3,460
     Renong, 4.00%, conv., 9/9/01                       Multi-Industry                             13,400              4,703
                                                                                                                ------------
                                                                                                                  20,875,198
       ---------------------------------------------------------------------------------------------------------------------
MEXICO: 5.7%
     Alfa SA de CV, A                                   Multi-Industry                            132,774            582,229
     Cemex SA, B                                        Building Materials & Components           372,250          1,541,530

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
MEXICO (cont.)
   * Cifra SA, C                                        Merchandising                           1,131,043       $  1,748,213
   * DESC SA, A                                         Multi-Industry                            138,000            723,442
   * DESC SA, B                                         Multi-Industry                              1,000              5,170
   * DESC SA, C                                         Multi-Industry                              2,895             15,043
   * Grupo Financiero Banamex Accival SA, B             Banking                                   613,000          1,299,972
   * Grupo Financiero Banamex Accival SA, L             Banking                                    49,959            102,521
   * Grupo Financiero Bancomer SA de CV, B              Banking                                 1,576,000            766,955
   * Grupo Financiero Bancomer SA de CV, L              Banking                                 2,730,370          1,008,247
     Grupo Financiero Serfin SA, B                      Banking                                 1,020,411            538,298
     Grupo Industrial Maseca SA de CV, B                Food & Household Products                  95,093            113,873
     Telmex-Telefonos de Mexico SA, L, ADR              Telecommunications                        204,700          6,729,512
     Vitro SA                                           Food & Household Products                 553,355          1,080,073
                                                                                                                ------------
                                                                                                                  16,255,078
       ---------------------------------------------------------------------------------------------------------------------
PAKISTAN: 0.4%
   * DG Khan Cement Co.                                 Building Materials & Components           110,000             32,458
     Fauji Fertilizer Co. Ltd.                          Chemicals                                  67,000            136,977
   * National Development Leasing Corp.                 Financial Services                        148,500             28,169
   * Pakistan Telecom Corp. PTC                         Telecommunications                        873,000            881,969
                                                                                                                ------------
                                                                                                                   1,079,573
       ---------------------------------------------------------------------------------------------------------------------
PHILIPPINES: 8.3%
   * Keppel Philippine Holdings Inc., B                 Machinery & Engineering                   572,314            114,157
   * Philex Mining Corp., B                             Metals & Mining                         5,187,339            653,492
     Philippine Long Distance Telephone Co., ADR        Telecommunications                        178,353         10,678,886
   * Philippine National Bank                           Banking                                   644,874         10,770,467
     RFM Corp.                                          Food & Household Products               5,770,100            870,086
     Sime Darby Pilipinas Inc.                          Industrial Components                     573,286            503,362
                                                                                                                ------------
                                                                                                                  23,590,450
       ---------------------------------------------------------------------------------------------------------------------
POLAND: 0.5%
     Agros Holding SA, C                                Food & Household Products                  12,000            328,527
     Bank Slaski SA W Katowicach                        Banking                                     5,000            455,375
   * Debica SA, A                                       Automobiles                                 6,000            130,316
     Mostostal Export SA                                Construction & Housing                     82,620            235,239
     Polifarb Ceiszyu SA                                Chemicals                                  25,000            109,509
     Rolimpex SA                                        Wholesale & International Trade               382             18,546
     Zaklady Cementowo Wapiennicze
        Gorazdze Chorula                                Building Materials & Components             4,000            119,000
                                                                                                                ------------
                                                                                                                   1,396,512
       ---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
PORTUGAL: 6.1%
     Banco Chemical (Portugal)                          Banking                                     9,300       $     99,216
     Banco Comercial Portugues SA                       Banking                                   782,132          9,333,047
     Banco Espirito Santo e Comercial de Lisboa         Banking                                    44,500            738,492
     Banco Totta & Acores SA                            Banking                                   108,181          2,043,221
     BPI Socieda de Gestora de Participacoes Socias
        SA                                              Banking                                   260,642          3,235,497
     Espirito Santo Financial Holding SA, ADR           Banking                                   114,000          1,410,750
     Portucel Industrial Empresa Product de Celulose
        SA                                              Forest Products & Paper                    39,000            264,281
   * Sociedade Portuguesa de Celulose SA                Forest Products & Paper                     6,500            154,099
                                                                                                                ------------
                                                                                                                  17,278,603
       ---------------------------------------------------------------------------------------------------------------------
RUSSIA: 0.1%
   * Chernogorneft                                      Energy Sources                             13,000             83,200
     GUM Trade House                                    Merchandising                               4,000             80,000
   * Lukoil-Holdings                                    Energy Sources                             21,000            208,950
                                                                                                                ------------
                                                                                                                     372,150
       ---------------------------------------------------------------------------------------------------------------------
SINGAPORE: 3.1%
     First Capital Corp. Ltd., fgn.                     Real Estate                                57,000            141,771
     G.P. Batteries International Ltd.                  Electrical & Electronics                   35,000             98,000
   * GP Batteries International Ltd., wts., expire
        11/15/00                                        Electrical & Electronics                    8,750              5,906
     Jaya Holdings Ltd.                                 Transportation                            356,500            273,607
     Jaya Holdings Ltd., 3.00%, conv. ln. stk.,
        8/31/98                                         Transportation                             15,900             19,491
   * Jaya Holdings Ltd., wts., expire 8/31/98           Transportation                             30,051             15,376
   * Jaya Holdings Ltd., wts., expire 10/09/99          Transportation                             36,780             16,989
     Osprey Maritime Ltd.                               Transportation                             48,000             64,800
     Prima Ltd.                                         Food & Household Products                 511,000          1,906,445
     Singapore Bus Service (1978) Ltd., fgn.            Transportation                            903,600          5,987,827
     TIBS Holdings Ltd.                                 Transportation                            105,600            226,629
   * TIBS Holdings Ltd., wts., expire 4/17/00           Transportation                                380                261
     WBL Corp. Ltd.                                     Multi-Industry                             43,000             94,116
                                                                                                                ------------
                                                                                                                   8,851,218
       ---------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA: 0.4%
     Del Monte Royal Foods Ltd.                         Food & Household Products                 467,825            489,978
     Engen Ltd.                                         Energy Sources                             85,723            501,446
     Rembrandt Group Ltd.                               Multi-Industry                              8,600             72,345
                                                                                                                ------------
                                                                                                                   1,063,769
       ---------------------------------------------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
SRI LANKA: 0.1%
     Aitken Spence & Co. Ltd.                           Multi-Industry                             50,000       $    113,984
   * Lanka Ceramic Ltd.                                 Building Materials & Components           162,000             74,299
   * Lanka Walltile Ltd.                                Building Materials & Components            27,300             13,503
     United Motor Lanka Ltd.                            Automobiles                               190,320            104,402
                                                                                                                ------------
                                                                                                                     306,188
       ---------------------------------------------------------------------------------------------------------------------
THAILAND: 0.4%
     American Standard Sanitaryware (THB) Public Co.
        Ltd., fgn                                       Building Materials & Components            17,000            288,876
     Asia Fibre Public Co. Ltd., fgn.                   Textiles & Apparel                        233,600             86,775
     Ayudhya Insurance Public Co. Ltd., fgn.            Insurance                                  15,000            112,626
     Charoen Pokphand Feedmill Public Co. Ltd.          Food & Household Products                  64,000            230,152
     Karat Sanitaryware Public Co. Ltd.                 Building Materials & Components               100                277
     Kian Gwan (Thailand) Public Co. Ltd., fgn.         Real Estate                                26,000             67,813
   * Padaeng Industry Public Co. Ltd., fgn.             Metals & Mining                            52,650             21,846
     Regional Container Lines Public Co. Ltd., fgn.     Transportation                              8,000            106,224
     Sanyo Universal Electric Public Co. Ltd., fgn.     Appliances & Household Durables             6,000             19,621
     Thai Rayon Public Co. Ltd.                         Textiles & Apparel                          4,100             23,169
     Thai Wah Public Co. Ltd., fgn.                     Multi-Industry                              8,450              5,593
     United Standard Terminal Public Co. Ltd., fgn.     Wholesale & International Trade            44,000             71,942
                                                                                                                ------------
                                                                                                                   1,034,914
       ---------------------------------------------------------------------------------------------------------------------
TURKEY: 7.8%
     Akbank                                             Banking                                42,264,958          4,234,039
     Akcimento                                          Building Materials & Components        11,106,000            780,086
   * Alcatel Teletas Endustri Tic AS                    Telecommunications                        760,000             44,631
     Arcelik AS                                         Appliances & Household Durables        33,333,694          2,955,489
     Bagfas                                             Chemicals                               2,805,790            557,313
     Bekoteknik AS                                      Appliances & Household Durables        10,169,935            597,233
   * Celik Halat ve Sanayii ve Ticaret AS               Building Materials & Components         8,469,035            370,572
     Cimentas Izmir Cimento Fabrikasi Turk AS           Building Materials & Components         4,802,763            774,238
     Cimsa Cimento Sanayi ve Ticaret AS                 Building Materials & Components         3,040,000            255,536
     Compagnie Financiere Ottomane SA                   Banking                                    37,000          2,585,130
     Eregli Demir ve Celik Fabrikalari AS               Metals & Mining                        25,961,250          2,301,821
     Finans Bank AS, br.                                Banking                                84,146,077          1,404,938
     Izocam Ticaret ve Sanayii AS, br.                  Building Materials & Components         4,179,793            264,711
     Koc Holding AS                                     Multi-Industry                          2,793,000            570,853
     Koc Yatirim ve Sanayii Mamullesi Pazarlanca AS     Multi-Industry                          6,519,681            900,871
     Marshall Boya ve Vernik Sanayii AS                 Industrial Components                   5,828,256            436,222
     Otosan Otomobil Sanayii AS                         Automobiles                             5,819,932          1,625,118
     Tekstil Bankasi AS, br.                            Banking                                 2,171,764             36,886

TEMPLETON EMERGING MARKETS FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

                                                                                          SHARES / PRINCIPAL
                                                                                                  IN
                                                                    INDUSTRY               LOCAL CURRENCY**        VALUE
       ---------------------------------------------------------------------------------------------------------------------
                        LONG TERM INVESTMENTS (CONT.)
       ---------------------------------------------------------------------------------------------------------------------
TURKEY (cont.)
   * Tofas Turk Otomobil Fabrikasi AS                   Automobiles                             1,681,750       $     68,746
     Trakya Cam Sanayii AS                              Building Materials & Components         2,987,379            139,316
     Turk Demir Dokum, br.                              Appliances & Household Durables        15,287,042            668,902
     Turkiye Garanti Bankasi AS                         Banking                                12,559,078            448,306
     Vakif Finansal Kiralama AS                         Financial Services                      4,161,357            201,252
                                                                                                                ------------
                                                                                                                  22,222,209
       ---------------------------------------------------------------------------------------------------------------------
VENEZUELA: 1.3%
     Ceramica Carabobo CA, A, ADR                       Building Materials & Components           143,000            139,803
     Consolidada Carabobo, B                            Building Materials & Components         1,856,631             61,106
     Electricidad de Caracas                            Utilities Electrical & Gas              1,054,743            856,207
   * Manufacturera de Aparatos Domesticos SA            Appliances & Household Durables            36,000             36,340
     Mavesa SA, ADR                                     Food & Household Products                 289,500          1,461,183
     Siderurgica Venezolana Sivensa Saica Svs.          Metals & Mining                         1,455,440            902,945
     Siderurgica Venezolana Sivensa Saica Svs., ADR     Metals & Mining                            21,750             67,468
     Siderurgica Venezolana Sivensa SAICA Svs., ADR,
        B, new                                          Metals & Mining                            28,440             82,538
     Venezolana Prerreducidos Caroni Venprecar CA,
        GDS, 144A                                       Metals & Mining                             1,764              8,661
                                                                                                                ------------
                                                                                                                   3,616,251
       ---------------------------------------------------------------------------------------------------------------------
ZIMBABWE: 0.1%
     Transarchipel Shipping Ltd.--TSL                   Multi-Industry                            587,000            204,371
       ---------------------------------------------------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS (cost $180,633,737)                                                                  262,478,424
       ---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 7.2% (cost $20,310,983)
       ---------------------------------------------------------------------------------------------------------------------
     U.S. Treasury Bills, 4.925% to 5.145% with
        maturities to 11/21/96                                                            U.S. 20,450,000         20,317,990
       ---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.7% (cost $200,944,720)                                                                     282,796,414
OTHER ASSETS, LESS LIABILITIES: 0.3%                                                                                 881,590
                                                                                                                ------------
TOTAL NET ASSETS: 100.0%                                                                                        $283,678,004
                                                                                                                ------------
                                                                                                                ------------

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $200,944,720)         $282,796,414
   Cash                                             1,535
   Receivables:
      Investment securities sold                  405,555
      Dividends                                   961,953
                                             ------------
         Total assets                         284,165,457
                                             ------------
Liabilities:
   Payable for investment securities
      purchased                                       597
   Accrued expenses                               486,856
                                             ------------
         Total liabilities                        487,453
                                             ------------
Net assets, at value                         $283,678,004
                                             ------------
                                             ------------
Net assets consist of:
   Undistributed net investment income       $  3,574,929
   Net unrealized appreciation                 81,851,694
   Accumulated net realized gain                7,517,588
   Net capital paid in on shares of
     capital stock                            190,733,793
                                             ------------
Net assets, at value                         $283,678,004
                                             ------------
                                             ------------
Shares outstanding                             16,435,495
                                             ------------
                                             ------------
Net asset value per share
  ($283,678,004 / 16,435,495)                $      17.26
                                             ------------
                                             ------------

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Investment income:
   (net of $637,976 foreign
   taxes withheld)
   Dividends                    $ 7,863,615
   Interest                         941,588
                                -----------
      Total income                            $ 8,805,203
Expenses:
   Management fees (Note 3)       3,421,404
   Administrative fees (Note 3)     410,567
   Transfer agent fees               11,500
   Custodian fees                   517,000
   Reports to shareholders          181,300
   Audit fees                        44,500
   Legal fees (Note 3)                1,000
   Registration and filing fees      36,500
   Directors' fees and expenses      32,000
   Other                             13,396
                                -----------
      Total expenses                            4,669,167
                                              -----------
         Net investment income                  4,136,036
Realized and unrealized gain (loss):
   Net realized gain (loss) on:
      Investments                 9,123,909
      Foreign currency
         transactions              (169,483)
                                -----------
                                  8,954,426
   Net unrealized appreciation
      on investments             10,755,338
                                -----------
      Net realized and
         unrealized gain                       19,709,764
                                              -----------
Net increase in net assets resulting
   from operations                            $23,845,800
                                              -----------
                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
For the years ended August 31, 1996 and 1995

                                                                                                1996            1995
                                                                                            ------------    ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income                                                                 $  4,136,036    $  3,824,734
      Net realized gain on investment and foreign currency transactions                        8,954,426      33,982,789
      Net unrealized appreciation (depreciation)                                              10,755,338     (60,839,978)
                                                                                            ------------    ------------
         Net increase (decrease) in net assets resulting from operations                      23,845,800     (23,032,455)
   Distributions to shareholders:
      From net investment income                                                              (4,331,298)     (1,597,491)
      From net realized gain                                                                 (34,941,931)    (48,808,530)
   Capital share transactions (Note 2)                                                         4,143,230       4,640,626
                                                                                            ------------    ------------
         Net decrease in net assets                                                          (11,284,199)    (68,797,850)
Net assets:
   Beginning of year                                                                         294,962,203     363,760,053
                                                                                            ------------    ------------
   End of year                                                                              $283,678,004    $294,962,203
                                                                                            ------------    ------------
                                                                                            ------------    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Emerging Markets Fund, Inc. (the Fund) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by primarily investing in emerging country equity securities. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

The Brazilian Government has exercised and may continue to exercise substantial influence over exchange of its currency. Under current Brazilian law, whenever there occurs a serious imbalance of Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions of foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. The Fund has investments in Brazilian companies with a value of approximately $36 million as of August 31, 1996.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON EMERGING MARKETS FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

As of August 31, 1996, there were 30,000,000 shares of capital stock authorized ($0.01 par value). During the years ended August 31, 1996 and 1995, 251,242 shares were issued for $4,143,230 and 209,342 shares were issued for $4,640,626 from reinvested distributions, respectively.
3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Templeton Global Investors, Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TAML equal, on an annual basis, to 1.25% of the average daily net assets of the Fund. The Fund pays TGII monthly a fee computed at an annual rate of 0.15% of the Fund's average daily net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $1,000 for the year ended August 31, 1996.
4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 aggregated $22,677,601 and $50,444,020, respectively. The cost of securities for federal income tax purposes is $201,256,714. Realized gains and losses are reported on an identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized appreciation                                                          $102,788,126
            Unrealized depreciation                                                           (21,248,426)
                                                                                             ------------
            Net unrealized appreciation                                                      $ 81,539,700
                                                                                             ============

TEMPLETON EMERGING MARKETS FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Emerging Markets Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Emerging Markets Fund, Inc. as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.


                                                  /s/ McGladrey & Pullen, LLP

                                                  [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

TEMPLETON EMERGING MARKETS FUND, INC.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: --Shareholders must affirmatively elect to participate in the Plan; Stock dividends will be reinvested automatically; Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pittsburgh, PA 15230, will provide additional Plan information upon request. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --The reinvestment of dividends and/or capital gains, even though no cash has been received, may be taxable. --The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant's wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $2.50 and less brokerage commissions. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of brokerage commissions. Brokerage commissions will be deducted from amounts to be invested. --The Plan does not offer a cash purchase plan option.

SHAREHOLDER INFORMATION

Weekly comparative net asset value and market price information about Templeton Emerging Markets Fund, Inc. shares is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers in a table called "Publicly Traded Funds." Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "TempltnEFd." The Fund's New York Stock Exchange trading symbol is EMF. The Fund's shares are also listed and traded on the Pacific Stock Exchange.

For current information about the net asset value, call 1-800-292-9293

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Fund, Inc., 700 Central Avenue, St. Petersburg, FL 33701.

                                     NOTES

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1